EXHIBIT 10.2

The following officers have entered into the Form Indemnification Agreement filed by the Company with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, as of the date indicated below:




               OFFICER                   DATED EXECUTED
               ------------------------  ------------------
               Jack Bryant              10/6/03
               Steve Norton             10/10/03
               Steve Necessary          10/7/03
               Kirk Somers              10/13/03





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